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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported) JULY 14, 1998


                        R.H. DONNELLEY CORPORATION
          (Exact Name of Registrant as Specified in Its Charter)

             (Formerly named The Dun & Bradstreet Corporation)


                Delaware                            1-7155                     13-2740040
    (State or Other Jurisdiction of        (Commission File Number)         (I.R.S. Employer
     Incorporation or Organization)                                       Identification Number)


                          One Manhattanville Road
                         Purchase, New York 10577
            (Address of Principal Executive Offices) (Zip Code)



            Telephone Number, including Area Code 914-933-6400


Item 5. Other Events

          The Registrant's press release dated July 14, 1998, with respect to the Registrant's Board of Directors' decision to (i) convene a special meeting of shareholders to approve a one for five reverse stock split, (ii) commence a systematic stock repurchase program, and (iii) issue a quarterly dividend of $0.035 per share is attached hereto as Exhibit 99.

Item 7. Exhibits

99.     Press release dated July 14, 1998


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        R.H. DONNELLEY CORPORATION
                                        (Registrant)



July 17, 1998                           By: /s/ Stephen B. Wiznitzer
                                            ------------------------------
                                            Stephen B. Wiznitzer, Senior
                                            Vice President and
                                            General Counsel



                             INDEX TO EXHIBITS
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Exhibit      Description                                      Page
-------      -----------                                      ----

99           Press release dated July 14, 1998